Summary Prospectus — January 28, 2016 TrimTabs Intl Free-Cash-Flow ETF (FCFI)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at www.trimtabsfunds.com. You can also get this information at no cost by calling (855) 799-1509 or by sending an e-mail request to info@trimtabsfunds.com. The Fund’s prospectus and statement of additional information, each dated January 28, 2016, as each may be amended and supplemented from time to time, and the financial statements in the annual report to shareholders dated September 30, 2015, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of its underlying index, the TrimTabs Intl Free-Cash-Flow Index (the “Underlying Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.69%
Distribution and/or Service (12b-1) fees:(1)	0.00%
Other Expenses:(2)	0.00%
Acquired Fund Fees and Expenses:(3)	0.02%
Total Annual Fund Operating Expenses:(2)(3)	0.71%

(1)	Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.
(2)	Based on estimated amounts for the current fiscal year.
(3)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including exchange-traded funds and money market funds.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$73	$227

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period from June 1, 2015 (commencement of operations) to September 30, 2015, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in the components of the Underlying Index, including American Depositary Receipts (“ADRs”) representing such components. The Underlying Index is comprised of the top 20% of eligible issuers, including real estate investment trusts (“REITs”), in the Index Universe (as defined below) with the highest free cash flow yield, as determined by TrimTabs Index Services, LLC (the “Index Provider”). The Index Provider defines free cash flow to mean the cash that a company is able to generate after spending the money required to maintain or expand its operations and free cash flow yield as the ratio of a company’s free cash flow to its market capitalization. In seeking to track an index focused on companies with high free cash flow yield, TrimTabs Asset Management, LLC (the “Adviser”) seeks for the Fund to identify companies positioned for rapid growth.

The Fund employs a “passive management” — or indexing — investment approach and seeks to track the performance of the Underlying Index. To track the performance of the Underlying Index, the Fund intends to employ a sampling strategy, which means that the Fund will typically invest in a portfolio of securities that collectively has an investment profile similar to the Underlying Index.

The Fund may invest up to 20% of its net assets in instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, there may be instances in which the Adviser may choose to purchase or sell securities, including investment company securities, that are not in the Underlying Index but that the Adviser believes are appropriate to substitute for one or more such securities.

The “Index Universe” is currently comprised of ten single-country broad-market stock indexes — one from each of the following countries:

Australia	Canada	China	France	Germany
Japan	Korea	Netherlands	Switzerland	United Kingdom

The Underlying Index methodology applies screens to the Index Universe to seek to ensure the liquidity and investability of the Underlying Index. The Index Provider created, sponsors and maintains the Underlying Index based on publicly available data. The Underlying Index is calculated by Solactive, AG (formerly known as Structured Solutions, AG). The Underlying Index components are equal-weighted at each quarterly rebalance and reconstitution date. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular, sector, industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Asia Risk.  Investments in securities of issuers in Asian countries involve risks that are specific to Asia. For example, some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices. Other Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

Authorized Participants Concentration Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV.

China Risk.  China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. In addition, Chinese markets generally experience inefficiency and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Reductions in spending on Chinese products and services, tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Concentration Risk.  To the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer or issuers, region, market, industry, group of industries, sector or asset class.

Country Risk.  Because the Fund’s investments will be focused on issuers of several countries, its performance may be disproportionately affected by developments within such countries as compared to a fund that is invested in a larger number of countries.

Depositary Receipts Risk.  The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Emerging Markets Risk.  Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Investing Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

Europe Risk.  Decreasing imports or exports, changes in governmental or E.U. regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an E.U. member country on its sovereign debt, and/or an economic recession in an E.U. member country may have a significant adverse effect on the securities of E.U. issuers The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Foreign Investment Risk.  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Risk.  A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments.

Investment Company Risk.  When the Fund invests in other investment companies, the Fund bears its proportionate share of the fees and expenses of the underlying entity and the risk of the securities held by such funds.

Investment Risk.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Japan Risk.  The Japanese economy may be subject to considerable degrees of economic, political and social instability. Since 2000, Japan’s economic growth rate has remained relatively low. In addition, Japan is subject to the risk of natural disasters, such as earthquakes and tsunamis.

Large Capitalization Company Risk.  The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Market Events Risk.  Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Passive Investment Risk.  The Fund is managed with a passive investment strategy, attempting to track the performance of the Underlying Index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk.  The Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (for example, over 100%) may result in higher transaction costs to the Fund, including brokerage commissions, and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Premium-Discount Risk.  The Shares may trade above or below their net asset value (or “NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange.

Real Estate Industry Risk.  The real estate industry is particularly sensitive to economic downturns. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses, which may decrease Fund returns.

Secondary Market Trading Risk.  Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small and Medium Capitalization Company Risk.  Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Tracking Error Risk.  Although the Fund attempts to track the performance of the Underlying Index, the Fund may not be able to duplicate its return for a number of reasons. For example, as a relatively new fund, there can be no assurance that it will grow to an economically viable size, in which case it may experience greater tracking error to the Underlying Index than it would at higher asset levels. The use of a representative sampling strategy to track the Underlying Index may produce greater tracking error than if the Fund employed a full replication strategy.

Performance

The Fund commenced operations on June 1, 2015 and does not yet have performance history for a full calendar year. Performance information will be included in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.trimtabsfunds.com.

Investment Adviser

TrimTabs Asset Management, LLC (the “Adviser”) serves as the investment adviser of the Fund.

Portfolio Manager

Theodore M. Theodore, CFA is the Fund’s portfolio manager and has managed the Fund since August 2015. Mr. Theodore is also the Executive Vice President of the Adviser.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you as long-term capital gains to the extent reported by the Fund as “capital gain dividends,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.